Exhibit 10.4
SUBSCRIPTION AGREEMENT
TO THE BOARD OF DIRECTORS OF
LIBERTY ACQUISITION HOLDINGS CORP.:
     James N. Hauslein hereby subscribes for NINETY-TWO THOUSAND (92,000) units (“Units”) of Liberty Acquisition Holdings Corp., a Delaware corporation (the “Corporation”) for an aggregate purchase price of ONE HUNDRED SIX DOLLARS AND 66/100 ($106.66), the receipt and sufficiency of which is hereby acknowledged. Each Unit shall consist of (i) one (1) share of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) one half (1/2) of one warrant (a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock of the Corporation at $7.00 per share. Upon receipt by the Corporation of said consideration on this date, the Corporation shall issue to the undersigned a stock and warrant certificate or certificates (or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the stock and warrant ledgers of the Corporation) representing such fully paid and non-assessable shares of Common Stock and Warrants of the Corporation. The subscription will represent four-tenths percent (0.4%) of the total number of outstanding shares of Common Stock and Warrants of the Corporation. Following such issuance of shares of Common Stock and Warrants of the Corporation, the capitalization of the Corporation shall be as set forth on Schedule A hereto. The undersigned acknowledges that certain Units subscribed hereto shall be placed in escrow pursuant to an escrow agreement to be entered into among the undersigned, Continental Stock Transfer & Trust Company and others until the earlier of the time that the underwriters’ over-allotment option in connection with the contemplated initial public offering of the Company is exercised or expires. In addition, the undersigned acknowledges that the Units are subject to certain restrictions on transfer as set forth in a letter agreement, dated the date hereof, as may be amended from time to time.
[Signature Page to Follow]

Dated: August 9, 2007

By:	/s/ James N. Hauslein
	Name:	James N. Hauslein

Accepted and Agreed on this 9th day of August 2007:

LIBERTY ACQUISITION HOLDINGS CORP.
By:	/s/ Nicolas Berggruen
	Name:	Nicolas Berggruen
	Title:	President

SCHEDULE A
Capitalization of Liberty Acquisition Holdings Corp.

Stockholder	Number of Units	Number of Shares	Number of Warrants	Percentage Ownership
Berggruen Freedom Holdings, Ltd.	10,643,250	10,643,250	5,321,625	49.4%
Marlin Equities II, LLC	10,643,250	10,643,250	5,321,625	49.4%
Paul B. Guenther	92,000	92,000	46,000	0.4%
Nathan Gantcher	92,000	92,000	46,000	0.4%
James N. Hauslein	92,000	92,000	46,000	0.4%

Total	21,562,500	21,562,500	10,781,250	100%

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